Deconsolidation of Osisko Development and discontinued operations	12 Months Ended
Dec. 31, 2022
Disclosure Of Deconsolidation And Discontinued Operations [Abstract]
Deconsolidation of Osisko Development and discontinued operations [Text Block]

31. Deconsolidation of Osisko Development and discontinued operations

Deconsolidation of Osisko Development

On September 30, 2022, Osisko held an interest of 44.1% (compared to 75.1% as at December 31, 2021) in Osisko Development. Effective on September 30, 2022, following certain changes made to Osisko's investment agreement with Osisko Development, Osisko ceased to consolidate Osisko Development as management determined that Osisko was no longer in a position of control over Osisko Development. Immediately after, management determined it was able to exert significant influence on Osisko Development and subsequently accounted for its investment as an associate under the equity method. Accordingly, Osisko deconsolidated Osisko Development on September 30, 2022, and started accounting for its investment in Osisko Development using the equity method.

On September 30, 2022, the Company derecognized the assets and liabilities of Osisko Development from its consolidated balance sheet, recorded its interest in Osisko Development at fair value as an investment in an associate (Note 9) at $207.0 million, recognized royalty and stream interests on assets held by Osisko Development of $122.1 million (Note 11 - these assets were eliminated on consolidation prior to the loss of control) and recognized a net non-cash loss on deconsolidation of $140.9 million. Osisko Development's results of operations and cash flows were consolidated into the Company's financial statements up to September 30, 2022.

The following tables summarize the financial information related to Osisko Development on September 30, 2022, which was immediately prior to deconsolidation. The amounts disclosed are before inter-company adjustments:

Summarized balance sheet

As at September 30, 2022
$

Current assets	168,092
Current liabilities	(51,330)
Current net assets	116,762

Non-current assets	902,768
Non-current liabilities	(105,757)
Non-current net assets	797,011
Total net assets	913,773
Accumulated other comprehensive income	(515)
Non-controlling interest	(443,295)

The activities of Osisko Development represented one of two distinct business segments of the Company, namely the exploration, evaluation and development of mining projects segment (Note 28). This segment was deemed to have been disposed of and its results of operations and cash flows have been reclassified as discontinued operations. The following table summarizes the results of operations included as discontinued operations on the consolidated statements of loss for years ended December 31, 2022 and 2021. The amounts disclosed are before inter-company adjustments:

	2022	2021
	$	$

Results from discontinued operations:
Net loss on deconsolidation	(140,910)	-
Results of discontinued operations:
Revenues	44,820	7,275
Impairment of assets (Note 12)	(81,000)	(121,600)
Other expenses, net	(89,895)	(31,948)
Net loss before income taxes	(126,075)	(146,273)
Deferred income tax (expense) recovery (see below)	(1,490)	12,971
Net loss	(127,565)	(133,302)
Net loss from discontinued operations	(268,475)	(133,302)

Net loss per share from discontinued operations
Basic and diluted	(1.50)	(0.80)

 Equity financing transactions completed by Osisko Development

The following equity financing transactions were completed by Osisko Development in prior periods and prior to the deconsolidation and were presented under Net investments from minority shareholders in the consolidated statements of changes in equity and as discontinued operations on the consolidated statements of cash flows.

Non-brokered private placement (2021)

In January 2021, Osisko Development completed the first tranche of a non-brokered private placement through the issuance of 9,346,464 units of Osisko Development at a price of $7.50 per unit for aggregate gross proceeds of $68.6 million. Each unit consisted of one common share of Osisko Development and one-half of one common share purchase warrant of Osisko Development, which each whole warrant entitling the holder to acquire one common share of Osisko Development at a price of $10.00 per share on or prior to December 1, 2023.

In February 2021, Osisko Development completed the second and final tranche of a non-brokered private placement through the issuance of 1,515,731 units of Osisko Development at a price of $7.50 per unit for aggregate gross proceeds of $11.2 million. Each unit consisted of one common share of Osisko Development and one-half of one common share purchase warrant of Osisko Development, which each whole warrant entitling the holder to acquire one common share of Osisko Development at a price of $10.00 per share on or prior to December 1, 2023.

An amount of $73.9 million from the non-brokered private placement was received by Osisko Development in 2020. The share issue expenses related to the first and second tranches of the private placement amounted to $1.1 million ($0.8 million, net of income taxes).

Brokered private placement of flow-through shares (2021)

In March 2021, Osisko Development completed a "bought deal" brokered private placement of 2,055,742 flow-through shares at a price of $9.05 per flow-through share and 1,334,500 charity flow-through shares at a price of $11.24 per charity flow-through share, for aggregate gross proceeds of $33.6 million. Share issue expenses related to this private placement amounted to $1.5 million ($1.1 million, net of income taxes). The shares were issued at a premium to the market price, which was recognized as a current liability under provisions and other liabilities for $7.9 million (net of share issue costs attributed of $0.5 million). The liability was reversed and recognized to the consolidated statements of loss as flow-through premium income (included under net loss from discontinued operations) as the required expenditures were incurred.

Bought deal private placement (2022)

In March 2022, Osisko Development completed a bought deal brokered private placement of an aggregate of (i) 13,732,900 ODV Subscription Receipts and (ii) 9,525,850 ODV Units (together with the ODV Subscription Receipts, the "Offered Securities") at a price of $4.45 per Offered Security, for aggregate gross proceeds of approximately $103.5 million (the "ODV Bought Deal Private Placement"), including the full exercise of the underwriters' option. Each ODV Unit was comprised of one common share of the company (each, an "ODV Common Share") and one common share purchase warrant (each, an "ODV Warrant"), with each ODV Warrant entitling the holder thereof to purchase one additional ODV Common Share at a price of $7.60 per ODV Common Share for a period of 60 months following the date hereof. Each ODV Subscription Receipt entitled the holder thereof to receive one ODV Unit, upon the satisfaction of the Bought Deal Escrow Release Conditions, which were met in May 2022. In consideration for their services, the underwriters were paid a cash commission equal to 5% of the gross proceeds of the ODV Bought Deal Private Placement (other than in respect of subscribers on the President's List for which no commission was paid).

Non-brokered private placement (2022)

In March 2022, Osisko Development closed the first tranche of a non-brokered private placement (the "ODV Non-brokered Private Placement"), pursuant to which a total of 24,215,099 ODV Subscription Receipts were issued at a price of US$3.50 per ODV Subscription Receipt, for gross proceeds of approximately US$84.8 million ($108.1 million). In March 2022, Osisko Development also closed the second tranche of the ODV Non-brokered Private Placement pursuant to which an additional 9,365,689 ODV Subscription Receipts were issued at a price of US$3.50 per ODV Subscription Receipt, for additional gross proceeds of approximately US$32.8 million ($41.0 million). In April 2022, Osisko Development closed the third tranche of the ODV Non-brokered Private Placement pursuant to which an additional 512,980 ODV Subscription Receipts were issued at a price of US$3.50 per ODV Subscription Receipt, for additional gross proceeds of approximately US$1.8 million ($2.2 million).

Each ODV Subscription Receipt entitled the holder thereof to receive one ODV Unit, upon the satisfaction of the Non-brokered Private Placement Escrow Release Conditions, which were met in May 2022. Each ODV Unit was comprised of one ODV Common Share and one ODV Warrant, with each ODV Warrant entitling the holder thereof to purchase one additional ODV Common Share at a price of US$6.00 per ODV Common Share for a period of five years following the date of issue.

Share consolidation

In May 2022, Osisko Development completed a consolidation of its common shares, on a three for one basis (3:1). The equity financing transactions described above are presented prior to the share consolidation.

Acquisition of Tintic by Osisko Development

In May 2022, Osisko Development completed the acquisition of Tintic Consolidated Metals LLC ("Tintic"), which owns the Trixie property, as well as mineral claims covering more than 17,000 acres (including over 14,200 acres of which are patented) in Central Utah's historic Tintic Mining District (the "Tintic Transaction").

Under the terms of the Tintic Transaction, Osisko Development funded the acquisition through:

(i) the issuance of 12,049,449 common shares of Osisko Development;

(ii) aggregate cash payments of approximately US$58.7 million ($74.7 million);

(iii) the issuance of an aggregate of 2% NSR royalty, with a 50% buyback right in favour of Osisko Development exercisable within five years;

(iv) US$12.5 million in deferred payments ($15.9 million); and

(v) the granting of certain other contingent payments, rights and obligations.

Transaction costs related to the acquisition were expensed under general and administrative expenses and amounted to approximately $4.7 million. The total consideration paid amounted to approximately US$156.6 million ($199.5 million).

As of the reporting date, Osisko Development has not completed the purchase price allocation over the identifiable net assets of Tintic. Information to confirm the fair value of certain assets, mainly the mining interests and plant and equipment, the exploration and evaluation assets, the fair value of certain liabilities and the deferred income tax liability, are still to be obtained or confirmed.

The table below presents the preliminary purchase price allocation based on the best available information to Osisko Development to date:

Consideration paid	$

Issuance of 12,049,449 common shares of Osisko Development (i)	109,656
Cash	63,881
Convertible instruments (ii)	10,827
Fair value of deferred consideration of US$12.5 million ($15.9 million)	13,414
Fair value of other contingent payments, rights and obligations	1,695
199,473

Net assets acquired	$

Current assets	2,705
Mining assets and plant and equipment	182,229
Exploration and evaluation	38,508
Other non-current assets	1,735
Current liabilities	(1,322)
Non-current liabilities	(4,925)
Deferred income tax liability	(19,457)
199,473

(i) Prior to the share consolidation.

(ii) Represent the convertible instruments amounting to US$8.5 million ($10.8 million) issued to the sellers prior to the closing of the Tintic Transaction, which were part of the acquisition price.

For the year ended December 31, 2022, the revenues and net loss of Tintic included in the statement of loss under net loss from discontinued operations amounted respectively to $11.5 million and $1.6 million.

If changes were made to the final purchase price allocation by Osisko Development, these changes would need to be reflected in the purchase price allocation presented above and in the resulting deconsolidation entries.

Significant accounting policies applicable to the discontinued operations

(a) Business combinations

On the acquisition of a business, the acquisition method of accounting is used whereby the identifiable assets, liabilities and contingent liabilities (identifiable net assets) of the business are measured at fair value at the date of acquisition. Provisional fair values estimated at a reporting date are finalized as soon as the relevant information is available, which period shall not exceed twelve months from the acquisition date and are adjusted to reflect the transaction as of the acquisition date. Any excess of the consideration paid is treated as goodwill, and any bargain gain is immediately recognized in the statement of income or loss and comprehensive income or loss. If control is lost as a result of a transaction, the participation retained is recognized on the balance sheet at fair value and the difference between the fair value recognized and the carrying value as at the date of the transaction is recognized in the statement of income or loss. Acquisition costs are expensed as incurred.

The Company recognizes any non-controlling interest in the acquiree on an acquisition-by-acquisition basis, either at fair value or at the non-controlling interest's proportionate share of the recognized amounts of acquiree's identifiable net assets.

The results of businesses acquired during the period are consolidated into the consolidated financial statements from the date on which control commences (generally at the closing date when the acquirer legally transfers the consideration).

(b) Non-controlling interests

Non-controlling interests represent an equity interest in a subsidiary owned by an outside party. The share of net assets of the subsidiary attributable to the non-controlling interests is presented as a component of equity. Their share of net income or loss and comprehensive income or loss is recognized directly in equity. Changes in the Company's ownership interest in the subsidiary that do not result in a loss of control are accounted for as equity transactions.

(c) Refundable tax credits for mining exploration expenses

Osisko Development is entitled to refundable tax credits on qualified mining exploration and evaluation expenses incurred in the provinces of Québec and British-Columbia. The credits are accounted for against the exploration and evaluation expenses incurred.

(d) Inventories

Inventories are valued at the lower of cost and net realizable value. Cost is determined on a weighted average basis.

(e) Mining interests and property and equipment

Mining interests

Mining assets are interests in projects that are under development, in permitting or feasibility stage and that in management's view, can be reasonably expected to generate steady-state revenue for Osisko Development in the near future. Subsequent to completion of a positive economic analysis on a mineral property, capitalized exploration and evaluation assets are transferred into mining interests, or as an item of property and equipment, based on the nature of the underlying asset.

Mining interests are stated at cost less accumulated depreciation and accumulated impairment losses. Cost includes expenditures that are directly attributable to the acquisition of an asset, including the purchase price and all expenditures undertaken in the development, construction, installation and/or completion of mine production facilities. All expenditures related to the construction of mine declines and orebody access, including mine shafts and ventilation raises, are considered to be capital development and are capitalized. The development and commissioning phase ceases upon the commencement of commercial production.

Subsequent to the commencement of commercial production, further development expenditures incurred with respect to a mining interest are capitalized as part of the mining interest, when it is probable that additional future economic benefits associated with the expenditure will flow to Osisko Development. Otherwise, such expenditures are classified as other operating costs. Mining interest assets are subject to periodic review for impairment when events or changes in circumstances indicate the project's carrying value may not be recoverable. Upon commencement of commercial production, mining interests are depleted over the life of the mine using the unit-of production method based on the economic life of the related deposit.

Determination of commencement of commercial production is a complex process and requires significant assumptions and estimates. The commencement of commercial production is defined as the date when the mine is capable of operating in the manner intended by management. Osisko Development considers primarily the following factors, among others, when determining the commencement of commercial production:

  All major capital expenditures to achieve a consistent level of production and desired capacity have been incurred;
  A reasonable period of testing of the mine plant and equipment has been completed;
  A predetermined percentage of design capacity of the mine and mill has been reached; and
  Required production levels, grades and recoveries have been achieved.

Property and equipment

Property and equipment are stated at cost less accumulated depreciation and accumulated impairment losses. Cost includes expenditures that are directly attributable to the acquisition of an asset. Subsequent costs are included in the asset's carrying amount or recognized as a separate asset, as appropriate, only when it is probable that future economic benefit associated with the item will flow to Osisko Development and the cost can be measured reliably. The carrying amount of a replaced asset is derecognized when replaced.

Depreciation is calculated to amortize the cost of the property and equipment less their residual values over their estimated useful lives using the straight-line method and following periods by major categories:

Leasehold improvements	Lease term
Furniture and office equipment	2-7 years
Exploration equipment and facilities	2-20 years
Mining plant and equipment (development)	3-20 years
Right-of-use assets	Shorter of useful life and lease term

Residual values, method of depreciation and useful lives of the assets are reviewed annually and adjusted if appropriate.

Gains and losses on disposals of property and equipment are determined by comparing the proceeds with the carrying amount of the asset.

(f) Exploration and evaluation expenditures

Exploration and evaluation assets are comprised of exploration and evaluation expenditures and mining properties acquisition costs for exploration and evaluation assets. Expenditures incurred on activities that precede exploration and evaluation, being all expenditures incurred prior to securing the legal rights to explore an area, are expensed immediately. Exploration and evaluation assets include rights in mining properties, paid or acquired through a business combination or an acquisition of assets, and costs related to the initial search for mineral deposits with economic potential or to obtain more information about existing mineral deposits. Mining rights are recorded at acquisition cost less accumulated impairment losses. Mining rights and options to acquire undivided interests in mining rights are depreciated only as these properties are put into commercial production.

Exploration and evaluation expenditures for each separate area of interest are capitalized and include costs associated with prospecting, sampling, trenching, drilling and other work involved in searching for ore like topographical, geological, geochemical and geophysical studies. They also reflect costs related to establishing the technical and commercial viability of extracting a mineral resource identified through exploration and evaluation or acquired through a business combination or asset acquisition.

Exploration and evaluation expenditures include the cost of:

(i) establishing the volume and grade of deposits through drilling of core samples, trenching and sampling activities;

(ii) determining the optimal methods of extraction and metallurgical and treatment processes;

(iii) studies related to surveying, transportation and infrastructure requirements;

(iv) permitting activities; and

(v) economic evaluations to determine whether development of the mineralized material is commercially justified, including scoping, prefeasibility and final feasibility studies.

Exploration and evaluation expenditures include overhead expenses directly attributable to the related activities.

(g) Provision for environmental rehabilitation

Provision for environmental rehabilitation, restructuring costs and legal claims, where applicable, is recognized when:

(i) Osisko Development has a present legal or constructive obligation as a result of past events.

(ii) It is probable that an outflow of resources will be required to settle the obligation.

(iii) The amount can be reliably estimated.

The provision is measured at management's best estimate of the expenditure required to settle the obligation at the end of the reporting period, and is discounted to present value where the effect is material. The increase in the provision due to passage of time is recognized as finance costs. Changes in assumptions or estimates are reflected in the period in which they occur. Provision for environmental rehabilitation represents the legal and constructive obligations associated with the eventual closure of Osisko Development's property, plant and equipment. These obligations consist of costs associated with reclamation and monitoring of activities and the removal of tangible assets. The discount rate used is based on a pretax rate that reflects current market assessments of the time value of money and the risks specific to the obligation, excluding the risks for which future cash flow estimates have already been adjusted.

Reclamation deposits

Reclamation deposits are term deposits held for the benefit of the Government of the Province of British Columbia as collateral for possible rehabilitation activities on Osisko Development's mineral properties in connection with permits required for exploration activities. Reclamation deposits are released once the property is restored to satisfactory condition, or as released under the surety bond agreement. As they are restricted from general use, they are included under other assets on the consolidated balance sheets.

(h) Share-based compensation

Share option plan

Osisko Development offers a share option plan to its directors, officers, employees and consultants. Each tranche in an award is considered a separate award with its own vesting period and grant date fair value. Fair value of each tranche is measured at the date of grant using the Black-Scholes option pricing model. Compensation expense is recognized over the tranche's vesting period by increasing contributed surplus based on the number of awards expected to vest. The number of awards expected to vest is reviewed at least annually, with any impact being recognized immediately.

Deferred and restricted share units

Osisko Development offers a DSU plan to its non-executive directors and a RSU plan to its officers, employees and consultants as part of their long-term compensation package, entitling them to receive a payment in the form of common shares, cash (based on the Osisko Development's share price at the relevant time) or a combination of common shares and cash, at the sole discretion of Osisko Development. The fair value of the DSU and RSU granted by Osisko Development to be settled in common shares is measured on the grant date and is recognized over the vesting period under non-controlling interests with a corresponding charge to share-based compensation. A liability for the DSU and RSU to be settled in cash is measured at fair value on the grant date and is subsequently adjusted at each balance sheet date for changes in fair value. The liability is recognized over the vesting period with a corresponding charge to share-based compensation.

Significant accounting estimates and assumptions applicable to the discontinued operations

Mineral reserves and resources - Exploration and development projects

Mineral reserves are estimates of the amount of ore that can be economically and legally extracted from Osisko Development's mining properties. Osisko Development estimates its mineral reserve and mineral resources based on information compiled by Qualified Persons as defined by Canadian Securities Administrators National Instrument 43-101, Standards for Disclosure of Mineral Projects. Such information includes geological data on the size, depth and shape of the mineral deposit, and requires complex geological judgments to interpret the data. The estimation of recoverable reserves is based upon factors such as estimates of commodity prices, future capital requirements, and production costs along with geological assumptions and judgments made in estimating the size and grade that comprise the mineral reserves. Changes in the mineral reserve or mineral resource estimates may impact the carrying value of mineral properties and deferred development costs, property, plant and equipment, provision for site reclamation and closure, recognition of deferred income tax assets and depreciation and amortization charges.

Impairment of exploration and evaluation assets, mining interests and plant and equipment

Osisko Development's accounting policy for exploration and evaluation expenditure results in certain items of expenditure being capitalized. This policy requires management to make certain estimates and assumptions as to future events and circumstances, in particular whether an economically viable extraction operation can be established. Any such estimates and assumptions may change as new information becomes available. If, after having capitalized the expenditure, a judgement is made that recovery of the expenditure is unlikely, the relevant capitalized amount will be written off to the consolidated statement of income or loss.

Development activities commence after project sanctioning by senior management. Judgement is applied by management in determining when a project has reached a stage at which economically recoverable reserves exist such that development may be sanctioned. In exercising this judgement, management is required to make certain estimates and assumptions similar to those described above for capitalized exploration and evaluation expenditure. Such estimates and assumptions may change as new information becomes available. If, after having started the development activity, a judgement is made that a development asset is impaired, the appropriate amount will be written off to the consolidated statement of income or loss.

Osisko Development's recoverability of its recorded value of its exploration and evaluation assets, mining interests and plant and equipment is based on market conditions for metals, underlying mineral resources associated with the properties and future costs that may be required for ultimate realization through mining operations or by sale.

At each reporting date, Osisko Development evaluates each mining property and project on results to date to determine the nature of exploration, other assessment and development work that is warranted in the future. If there is little prospect of future work on a property or project being carried out within a prolonged period from completion of previous activities, the deferred expenditures related to that property or project are written off or written down to the estimated amount recoverable unless there is persuasive evidence that an impairment allowance is not required.

The recoverable amounts of exploration and evaluation assets, mining interests and plant and equipment are determined using the higher of value in use or fair value less costs of disposal. Value in use consists of the net present value of future cash flows expected to be derived from the asset in its current condition based on observable data. The calculations use cash flow projections based on financial budgets approved by management. These cash flow projections are based on expected recoverable ore reserves, selling prices of metals, operating costs, discount rates and foreign exchange rates. Fair value less costs of disposal consists of the expected sale price (the amount that a market participant would pay for the asset) of the asset net of transaction costs.

Osisko Development may use other approaches in determining the fair value which may include estimates related to (i) dollar value per ounce of mineral reserve/resource; (ii) cash-flow multiples; (iii) market capitalization of comparable assets; and (iv) comparable sales transactions. Any changes in the quality and quantity of recoverable ore reserves, expected selling prices and operating costs could materially affect the estimated fair value of mining interests, which could result in material write-downs or write-offs in the future.

Significant accounting estimates and assumptions applicable to the discontinued operations (continued)

Provision for environmental rehabilitation

Provision for environmental rehabilitation is based on Osisko Development's management best estimates and assumptions, which management believes are a reasonable basis upon which to estimate the future liability, based on the current economic environment. These estimates take into account any material changes to the assumptions that occur when reviewed regularly by management and are based on current regulatory requirements. Significant changes in estimates of discount rate, contamination, rehabilitation standards and techniques will result in changes to the provision from period to period. Actual reclamation and closure costs will ultimately depend on future market prices for the costs which will reflect the market condition at the time the costs are actually incurred. The final cost of the rehabilitation provision may be higher or lower than currently provided for.

Significant judgements in applying the accounting policies related to the discontinued operations

Business combinations

The assessment of whether an acquisition meets the definition of a business, or whether assets are acquired is an area of judgement. The assumptions and estimates with respect to determining the fair value of assets acquired and liabilities assumed, exploration and evaluation properties and mining interests and property, plant and equipment in particular, generally requires a high degree of judgement. Changes in the judgements made could impact the amounts assigned to assets and liabilities.

Impairment of exploration and evaluation assets, mining interests and plant and equipment

Assessment of impairment of exploration and evaluation assets (including exploration and evaluation assets under a farm-out agreement), mining interests and plant and equipment requires the use of judgements when assessing whether there are any indicators that could give rise to the requirement to conduct a formal impairment test on Osisko Development's exploration and evaluation, mining interests and plant and equipment assets.

Factors which could trigger an impairment review include, but are not limited to, an expiry of the right to explore in the specific area during the period or will expire in the near future, and is not expected to be renewed; substantive exploration and evaluation expenditures in a specific area, taking into consideration such expenditures to be incurred by a farmee, is neither budgeted nor planned; exploration for and evaluation of mineral resources in a specific area have not led to the discovery of commercially viable quantities of mineral resources and Osisko Development has decided to discontinue such activities in the specific area; sufficient data exists to indicate that, although a development in a specific area is likely to proceed, the carrying amount of the assets is unlikely to be recovered in full from successful development or by sale; significant negative industry or economic trends; interruptions in exploration and evaluation activities by Osisko Development or its farmee; a significant change in current or forecast commodity prices or in interest rates; and a significant change in expected recoverable ore reserves and operating costs.

Changes in the judgements used in determining the fair value of the exploration and evaluation assets, mining interests and plant and equipment could impact the impairment analysis.